SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                     ----------------------

                            FORM 8-K



                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):   April 22, 2005
                                                  ------------------


                 COAST FINANCIAL HOLDINGS, INC.
     ------------------------------------------------------
     (Exact Name of Registrant as Specified in its Charter)




         Florida                   000-50433             14-1858265
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(State or Other Jurisdiction    (Commission File        (IRS Employer
    Incorporation)                  Number)         Identification Number)




2412 Cortez Road West, Bradenton, Florida                  34207
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(Address of Principal Executive Offices)                 (Zip Code)




Registrant's telephone number, including area code:     (941) 752-5900
                                                     ---------------------


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Item 2.02  Results of Operations and Financial Condition.

     On April 22, 2005, Coast Financial Holdings, Inc., a Florida corporation (the "Company"), issued a press release announcing its earnings and financial results for the quarter ended March 31, 2005. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

     The information furnished in this Item 2.02 and the press release attached hereto as Exhibit 99.1 is furnished pursuant to
Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibit hereto) is not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of this Form 8-K, regardless of any general or specific incorporation language in such filing.

Item 7.01  Regulation FD Disclosure.

      The press release referred to under Item 2.02 above and filed as Exhibit 99.1 hereto includes disclosure relating to the Company's earnings for the quarter ended March 31, 2005. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      The information contained herein, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibit hereto) is not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of this Form 8-K, regardless of any general or specific incorporation language in such filing.




[Rest of Page Intentionally Blank.  Signature on following Page.]


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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             COAST FINANCIAL HOLDINGS, INC.



Date:  April 22, 2005        By:       /s/ Brian F. Grimes
                                ----------------------------------
                                        Brian F. Grimes
                                        Chief Financial Officer

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                          EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

   99.1 Press Release, issued April 22, 2005, regarding earnings for the quarter ended March 31, 2005.


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